UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500

Englewood, Colorado 80112

(Address of principal executive offices) (zip code)

(303) 846-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

Amended Cooperation Agreement

On February 13, 2026, Red Robin Gourmet Burgers, Inc. (the “Company”) amended the Cooperation Agreement, dated December 3, 2024 (the “Amended Cooperation Agreement”) with the entities and persons listed on Exhibit A thereto (the “JCP Parties”) and the entities and persons listed on Exhibit B thereto (the “Jumana Parties,” and together with the JCP Parties, the “Investor Parties”).

Pursuant to the Amended Cooperation Agreement, the Company has agreed to re-nominate James C. Pappas and Christopher Martin to stand for re-election to the Company’s board of directors (the “Board”) at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), and each of Mr. Pappas and Mr. Martin have accepted their re-nomination. In addition, following the 2026 Annual Meeting, Mr. Pappas shall be appointed as the Chair of the Finance Committee of the Board and the Board shall also take reasonable steps to reduce the size of the Board to eight (8) directors until the expiration of the Cooperation Period (as defined below), among other changes. The Investor Parties also remain subject to certain standstill and voting commitments.

The Amended Cooperation Agreement will remain effective until the earlier of (1) the date that is thirty (30) calendar days prior to the advance notice deadline set forth in the Company’s Fifth Amended and Restated Bylaws for the stockholder nomination of non-proxy access director candidates for election to the Board at the Company’s 2027 annual meeting of stockholders and (2) one hundred twenty (120) calendar days prior to the first anniversary of the 2026 Annual Meeting (such period, the “Cooperation Period”).

The foregoing summary of the Amended Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Cooperation Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated by reference.

Forward-Looking Statements

Forward-looking statements in this Form 8-K and certain of the materials furnished or filed herewith regarding our future operating or financial performance, our strategy and ability to execute and drive long term stockholder value, the expected activities in connection with the Investor Parties, and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “could,” “should,” “will,” “outlook” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those cautionary statements and risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Amended Cooperation Agreement, dated February 13, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2026

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer